Exhibit 10.1

SUN LIFE FINANCIAL GLOBAL FUNDING II, L.P.

TERMS AGREEMENT

May 17, 2006

Sun Life Financial Global Funding II, L.P.,

c/o Sun Life Assurance Company of Canada (U.S.)

Office of General Counsel

One Sun Life Executive Park

Wellesley Hills, MA 02481

Attention: General Counsel
Telecopy No.: (781) 237-6030

Re: Purchase Agreement dated May 15, 2006 (the "Purchase Agreement")

Part I - Purchase of Notes

We agree to purchase your Notes having the following terms:

Principal Amount: $900,000,000

Interest Rate or Formula:

Interest Rate Basis: (1) for Interest Reset Periods (as defined in the Offering Memorandum dated May 15, 2006) beginning on April 6th and on July 6th of each year beginning April 6, 2007, LIBOR with Index Maturity of three months; (2) for Interest Reset Periods beginning on October 6th of each year beginning October 6, 2006, the rate linearly interpolated between LIBOR with the Index Maturity of two months and LIBOR with the Index Maturity of three months based on the actual number of days in such Interest Reset Period; and (3) for Interest Reset Periods beginning on December 31st of each year beginning December 31, 2006, the rate linearly interpolated between LIBOR with Index Maturity of three months and LIBOR with Index Maturity of four months based on the actual number of days in such Interest Reset Period.

Index Maturity: As provided under "Interest Rate Basis" and "Initial Interest Rate".

Spread and/or Spread Multiplier, if any: 0.16%.

Initial Interest Rate: The rate determined by the linear interpolation between LIBOR with the Index Maturity of four months and LIBOR with the Index Maturity of five months based on 135 days in the initial Interest Period as determined on May 22, 2006, plus the Spread.

Interest Reset Dates: In respect of the Notes, the Interest Reset Dates will be the 6th day of April, July and October, and the 31st day of December of each year, commencing October 6, 2006 to but excluding the Maturity Date of such Notes. If any Interest Reset Date for the Notes is not a Business Day (as defined in the Offering Memorandum dated May 15, 2006), such Interest Reset Date will be postponed to the next succeeding Business Day, except that if such Business Day falls in the next succeeding calendar month, such Interest Reset Date will be the immediately preceding Business Day.

Interest Determination Dates: The second London Banking Day immediately preceding the applicable Interest Reset Date.

Interest Payment Dates: In respect of the Notes, the Interest Payment Dates will be the 6th day of April, July and October, and the 31st day of December of each year, commencing October 6, 2006; provided that the final Interest Payment Date shall be the Maturity Date of such Notes. If any Interest Payment Date other than the Maturity Date for the Notes is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, with no accrual of additional interest relating to such postponement, except that if such Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day.

Day Count Convention: Actual/360, Modified Following

Calculation Agent: JPMorgan Chase Bank, N.A.

Original Issue Date: May 24, 2006

Stated Maturity Date: July 6, 2011

Authorized Denomination: A minimum denomination of $250,000 and integral multiples of $1,000 in excess thereof.

Purchase Price: 100.00%; provided that in connection with the offering of the Notes, Sun Life Financial Inc. will make an Expense Capital Contribution to the Issuer in an amount equal to the underwriting discounts and commissions of the Initial Purchasers and the other expenses of the Initial Purchasers and other service providers relating to the issuance and maintenance of the Notes incurred as of the Issue Date and the Issuer will pay any Issuance and Maintenance Expenses directly to the Initial Purchasers and such other service providers.

Price to Public: 100.00%, plus accrued interest, if any, from the Settlement Date.

Settlement Date: May 24, 2006

Additional/Other Terms: As set forth in Schedule I hereto.

We agree to purchase, severally and not jointly, the principal amount of Sun Life Financial Global Funding II, L.P. Series 2006-1 Notes set forth below opposite our names:

Name	Principal Amount of
Notes
Citigroup Global Markets, Inc.	$396,000,000
Morgan Stanley & Co. Incorporated	$396,000,000
Banc of America Securities LLC	$ 18,000,000
Credit Suisse Securities (USA) LLC	$ 18,000,000
Deutsche Bank Securities Inc.	$ 18,000,000
Lehman Brothers Inc.	$ 18,000,000
Merrill Lynch, Pierce, Fenner & Smith	$ 18,000,000
RBC Capital Markets Corporation	$ 18,000,000
___________
Total	$900,000,000

In connection with the purchase of Notes from the Issuer by one or more Initial Purchasers as principal, the Initial Purchasers require the following items to be delivered as of the Settlement Date:

☑ Legal Opinion of in-house counsel for the Company pursuant to Section 6(c)(i) of the Purchase Agreement.

☑ Legal Opinion of in-house counsel for the Issuer pursuant to Section 6(c)(ii) of the Purchase Agreement.

☑ Legal Opinion of in-house counsel for the LLC pursuant to Section 6(c)(iii) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain corporate matters pursuant to Section 6(c)(iv) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain U.S. federal income tax matters pursuant to Section 6(c)(v) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain security interest matters pursuant to Section 6(c)(vi) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain bankruptcy law matters pursuant to Section 6(c)(vii) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning enforceability of the secured guarantee pursuant to Section 6(c)(viii) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Initial Purchasers pursuant to Section 6(c)(ix) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning priority of funding agreement under Delaware law pursuant to Section 6(c)(x) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain Delaware corporate law matters pursuant to Section 6(c)(xi) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain Delaware common law security interest and UCC matters pursuant to Section 6(c)(xii) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain Canadian tax matters pursuant to Section 6(c)(xiii) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning the absence of Canadian withholding taxes pursuant to Section 6(c)(xiv) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain matters relating to Nova Scotia law pursuant to Section 6(c)(xv) of the Purchase Agreement.

☑ Opinion of tax advisor for the Issuer concerning certain Canadian tax matters pursuant to Section 6(c)(xvi) of the Purchase Agreement.

☑ Officer's Certificate of the Issuer pursuant to Section 6(d) of the Purchase Agreement.

☑ Officer's Certificate of the ULC pursuant to Section 6(d) of the Purchase Agreement.

☑ Officer's Certificate of the LLC pursuant to Section 6(d) of the Purchase Agreement.

☑ Officer's Certificate of the Company pursuant to Section 6(e) of the Purchase Agreement.

☑ Letter of Accountants to the Company pursuant to Section 6(f) of the Purchase Agreement.

At the Settlement Date, the Notes will be rated Aa3 (stable) by Moody's Investors Service, Inc. and AA+ (stable) by Standard & Poor's Rating Service.

Part II - Issuance Expenses

On or prior to the Original Issue Date set forth above, Sun Life Financial Inc. shall make an Expense Capital Contribution to the Issuer and the Issuer shall pay a portion of such Expense Capital Contribution, as Issuance Expenses to the Initial Purchasers as follows:

Initial Purchasers' Discounts and Commissions: $3,150,000

Part III - Series Collateral

(A). Issuer Collateral. On the Original Issue Date set forth above, the ULC will issue to the Issuer, and the Issuer will pay for 900,000 Series 2006-1 Preferred ULC Shares (the "Designated Preferred ULC Shares") for the consideration listed below. Such Designated Preferred ULC Shares and the Pledged ULC Dividends on such Designated Preferred ULC Shares will compose part of the Issuer Collateral upon the grant of a security interest in such Issuer Collateral by the Issuer to the Indenture Trustee:

Series 2006-1 Preferred ULC Shares issued by the ULC.

Consideration: $900,000,000

(B). ULC Collateral. On the Original Issue Date set forth above, the LLC will issue to the ULC, and the ULC shall pay for 900,000 Series 2006-1 Preferred LLC Shares (the "Designated Preferred LLC Shares") for the consideration listed below. Such Designated Preferred LLC Shares and the Pledged LLC Dividends on such Designated Preferred LLC Shares will compose part of the ULC Collateral upon the grant of a security interest in such ULC Collateral by the ULC to the Indenture Trustee:

Series 2006-1 Preferred LLC Share issued by the LLC.

Consideration: $900,000,000

Part IV - Secured Guarantee Collateral

On the Original Issue Date set forth above, the Company will issue to the LLC a funding agreement (the "Designated Funding Agreement"), containing the following terms, and such Designated Funding Agreement will compose part of the Designated Secured Guarantee Collateral upon the pledge and collateral assignment of and the grant of a security interest in, the Funding Agreement by the LLC to the Indenture Trustee:

Funding Agreement to be issued by the Company effective as of the Original Issue Date.

Net Deposit Amount: $900,000,000

Deposit Amount: $900,000,000

Effective Date: May 24, 2006

Interest Rate: The interest rate payable under the Funding Agreement shall be equal to the floating rate of interest payable in

respect of the Notes, plus 0.08%.

Business Day Convention: Modified Following

Additional/Other Terms:

Part V- Swap Agreements

(A). LLC Swap Agreement. On the Original Issue Date set forth above, the LLC and the Company will enter into an LLC Swap Confirmation as described in the Basic Offering Memorandum dated May 15, 2006.

(B). Issuer Swap Agreement. On the Original Issue Date set forth above, the Issuer and the Swap Counterparty will enter into an LP Swap Confirmation as described in the Basic Memorandum dated May 15, 2006.

Part VI- General

Capitalized terms not otherwise defined herein have the meaning set forth in the Purchase Agreement. As used in this Terms Agreement, the term "Initial Purchaser" shall mean each undersigned initial purchaser.

The Applicable Time is 4:30 p.m. on the date hereof.

Capitalized terms used in Part III describing the Designated Preferred ULC Shares, the Pledged ULC Dividends, the Issuer Collateral, the Designated Preferred LLC Shares, the Pledged LLC Dividends and the ULC Collateral and in Part IV describing the Secured Guarantee Collateral have the meaning set forth in the Indenture and the applicable Series Indenture, and capitalized terms describing the Designated Funding Agreement have the meaning set forth therein.

Except as expressly provided herein, the provisions of the Purchase Agreement, including all representations and warranties provided therein, and the related definitions (unless otherwise specified herein) are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein as of the date hereof. Notwithstanding the definition of "Time of Sale Memorandum" in the Purchase Agreement, for purposes of this Terms Agreement and the offering of Notes contemplated hereby, the term "Time of Sale Memorandum" means the Basic Offering Memorandum, the Preliminary Pricing Supplement No. 1 dated May 16, 2006 and the Final Termsheet identified in Schedule I to this Terms Agreement.

Each Initial Purchaser, severally and not jointly, represents and warrants, as of the date hereof and as of the Settlement Date, that such Initial Purchaser is a Qualified Institutional Buyer and a Qualified Purchaser.

Each undersigned Initial Purchaser hereby certifies that, as of the date hereof and as of the Settlement Date, such Initial Purchaser has anti-money laundering policies and procedures in place in accordance with the requirements imposed by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), Pub. L, 107-56, 115 Stat. 380 (October 26, 2001), or any rules or regulations promulgated thereunder, and has policies and procedures in place to comply with the Foreign Assets Control Regulations issued by the Office of Foreign Assets Control of the United States Department of the Treasury (31 CFR Part 500), in each case to the extent applicable to such Initial Purchaser. Each undersigned Initial Purchaser also certifies that, as of the date hereof and as of the Settlement Date, such Initial Purchaser has implemented an anti-money laundering compliance program pursuant to NASD Rule 3011.

*** SIGNATURE PAGES FOLLOW ***

CITIGROUP GLOBAL MARKETS INC.

By:
Name:

Title:

Date:

MORGAN STANLEY & CO. INCORPORATED

By:
Name:

Title:

Date:

BANC OF AMERICA SECURITIES LLC

By:
Name:

Title:

Date:

CREDIT SUISSE SECURITIES (USA) LLC

By:
Name:

Title:

Date:

DEUTSCHE BANK SECURITIES INC.

By:
Name:

Title:

Date:

By:
Name:

Title:

Date:

LEHMAN BROTHERS INC.

By:
Name:

Title:

Date:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Name:

Title:

Date:

RBC CAPITAL MARKETS CORPORATION

By:
Name:

Title:

Date:

Acknowledged and Accepted this [ ] day of [ ], 2006 SUN LIFE FINANCIAL GLOBAL FUNDING II, L.P. By: ________________________ Name: Title: By: ________________________ Name: Title:
Acknowledged and Accepted (with respect to Part III and Part VI) this [ ] day of [ ], 2006 SUN LIFE FINANCIAL GLOBAL FUNDING II, U.L.C. By: Name: Title: By: ________________________ Name: Title:

Acknowledged and Accepted (with respect to Part III.B, Part IV, Part V.A and Part VI) this [ ] day of [ ], 2006

SUN LIFE FINANCIAL GLOBAL FUNDING II, L.L.C.

By:
Name:
Title:

By: ________________________
Name:
Title:

Acknowledged and Accepted (with respect to Part IV, Part V.A and Part VI) this [ ] day of [ ], 2006

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By:
Name:
Title:

By: ________________________
Name:
Title:

Schedule I

[Final Termsheet]